BLACKROCK FUNDSSM

BlackRock Health Sciences Opportunities Portfolio

(the “Fund”)

Supplement dated June 1, 2020 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated January 28, 2020, as supplemented to date

Effective immediately, BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment adviser, has agreed to reduce its contractual management fee rate for the Fund. In addition, the Fund has added Xiang Liu, PhD, and Jeff Lee as portfolio managers of the Fund. Accordingly, effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Health Sciences Opportunities Portfolio — Portfolio Manager” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Health Sciences Opportunities Portfolio — Portfolio Manager” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Erin Xie, PhD	2003	Managing Director of BlackRock, Inc.
Xiang Liu, PhD	2020	Director of BlackRock, Inc.
Jeff Lee	2020	Vice President of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Manager of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Erin Xie, PhD, Xiang Liu, PhD, and Jeff Lee are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. See “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The third paragraph in the section of the Prospectuses entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:

BlackRock serves as manager to the Fund pursuant to an investment advisory agreement (the “Management Agreement”). Pursuant to the Management Agreement, BlackRock is entitled to fees computed daily and payable monthly.

Effective June 1, 2020, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.750%
$1 billion — $2 billion	0.700%
$2 billion — $3 billion	0.675%
$3 billion — $10 billion	0.650%
Greater than $10 billion	0.640%

Prior to June 1, 2020, the maximum annual management fees that could be paid to BlackRock (as a percentage of average daily net assets) were calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.750%
$1 billion — $2 billion	0.700%
$2 billion — $3 billion	0.675%
Greater than $3 billion	0.650%

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Erin Xie, PhD	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2003	Managing Director of BlackRock, Inc. since 2006; Director of BlackRock, Inc. in 2005; Senior Vice President of State Street Research & Management from 2001 to 2005.
Xiang Liu, PhD	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2008 to 2016.
Jeff Lee	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Vice President of BlackRock, Inc. since 2011; Analyst of Duquesne Capital Management from 2008 to 2010.

Shareholders should retain this Supplement for future reference.

ALLPRO-HSO-0620SUP

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